EXHIBIT 99.3



                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into as of July ___, 1998, by and among EA Industries, Inc., a corporation duly incorporated and existing under the laws of the State of New Jersey ("Company"), Swartz Investments, LLC ("Swartz"), a Georgia limited liability company, and the subscribers (hereinafter referred to as "Subscribers") to the Company's Offering ("Offering") of up to Four Million Five Hundred Thousand Dollars ($4,500,000) original principal amount of 6% Convertible Notes (the "Convertible Notes") pursuant to the Regulation D Subscription Agreement between the Company and each of the Subscribers ("Subscription Agreement").

         1. Definitions. For purposes of this Agreement:

         (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933 (the "Act"), and pursuant to Rule 415 under the Act or any successor rule, and the declaration or ordering of effectiveness of such registration statement or document;

         (b) The number of shares of "Registrable Securities then outstanding" shall be determined by adding the number of shares of Common Stock which have been issued and have not been resold in a public transaction or are issuable upon conversion of the Convertible Notes and exercise of the then outstanding Warrants at the time of such determination;

         (c) For purposes hereof, the term "Registrable Securities" means the shares of the Company's Common Stock together with any capital stock issued in replacement of, in exchange for or otherwise in respect of such Common Stock (the "Common Stock"), issuable or issued upon (i) conversion of or otherwise pursuant to the terms of the Convertible Notes and (ii) exercise of the warrants to purchase Common Stock to be issued to the Subscribers in connection with the Offering (the "Subscriber Warrants"), and (iii) exercise of the Warrant to purchase Common Stock issued to Swartz or to persons designated by Swartz in connection with the Offering (the "Placement Agent Warrants," together with the Subscriber Warrants, collectively referred to as the "Warrants"), by Swartz, its designees or any subsequent Holder of the Warrant or portion thereof.

         Notwithstanding the above:

         1. Common Stock which would otherwise be deemed to be Registrable Securities shall not constitute Registrable Securities if and to the extent that those shares of Common Stock may be resold in a public transaction, pursuant to Rule 144(k) under the Act; and

         2. any Registrable Securities resold in a public transaction shall cease to constitute Registrable Securities.


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         (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any permitted assignee thereof;

         (e) The term "Initiating Holders" means (i) one or more holders of Registrable Securities obtained or obtainable upon conversion of at least $500,000 in principal amount of Convertible Notes; and

         (f) The term "Filing Date" means the date which is thirty (30) days after the Closing Date (as defined in the Convertible Notes) and the term "Due Date" means the date which is one hundred five (105) days after such Closing Date.

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         2. Required Registration.

         (a) The Company shall, by the Filing Date, file a registration statement ("Registration Statement") on Form S-3 (or, if Form S-3 is not available, another suitable form, at the Company's discretion, but subject to the reasonable approval of Holders), covering the resale of all Registrable Securities. Such Registration Statement shall initially cover the number of shares issuable upon exercise of the Warrants plus at least Two Million Four Hundred Thousand (2,400,000) shares of Common Stock attributable to conversions of the Convertible Notes and shall cover, to the extent allowed by applicable law, such additional indeterminate number of shares of Common Stock as are required to effect conversion of the Convertible Notes due to fluctuations in the price of the Company's Common Stock. The Company shall use its best efforts to have the Registration Statement declared effective as soon as possible but in any event by the Due Date and to the extent allowable under the Securities Act and the Rules thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of shares of Common Stock as may become issuable upon conversion of the Convertible Notes and exercise of the Warrants (i) to prevent dilution resulting from stock splits, dividends, or similar transactions or (ii) as a result of decreases in the Conversion Price of the Convertible Notes. In the event that the Company (i) delivers a Rule 416 Notice (as defined in subsection (d) below) to the Holders or the Holders who hold a majority in interest of the Registrable Securities shall reasonably determine, or the SEC shall state formally or informally, that Rule 416 under the Act does not permit a registration statement to cover securities which may become issuable upon conversion or exercise of convertible or exercisable securities by reason of reductions in the conversion or exercise price of such securities and (ii) determines, which determination shall be made by the Company within five (5) business days after the last business day of each month after the Due Date or is notified at any time by a Holder, that the Registration Statement does not cover a sufficient number of shares of Common Stock to effect the resales of a number of shares of Common Stock equal to one hundred twenty five percent (125%) of the number of shares of Common Stock issuable to each Subscriber upon conversion of all outstanding Convertible Notes then eligible for conversion, at the Conversion Price (as defined in the Convertible Notes) in effect on the last business day of such month (the "Assumed Conversion Price"), and upon exercise of all the outstanding Warrants (a "Registration Shortfall"), the Company shall, within ten (10) business days, amend the Registration Statement or file a new Registration Statement (an "Amended" or "New" Registration Statement, respectively), as appropriate, to add such number of additional shares as would be necessary to effect the resales of a number of shares of Common Stock equal to at least two hundred percent (200%) of the number of shares of Common Stock issuable to each Subscriber upon conversion of all outstanding Convertible Notes then eligible for conversion, at the Assumed Conversion Price then in effect and upon exercise of all the outstanding Warrants. If the Registration Statement is not filed by the Filing Date, Company shall pay Subscriber an amount equal to two percent (2%) per month of the aggregate Stated Value of outstanding Convertible Notes held by such Subscriber, accruing daily until the Registration Statement is filed, payable in cash or Common Stock, at the Subscriber's option, as set forth below ("Late Filing Payment"). If (i) the Registration Statement is not declared effective by the Due Date, (ii) any Amended or New Registration Statement required to be filed hereunder is not declared effective within two (2) calendar months of the date it is required to be filed or (iii) at any time after the Due Date, the Registration Statement ceases to be effective or is not useable for resale of the Registrable



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Securities, the Company shall pay each Subscriber an amount equal to two percent
(2%) per month of the aggregate Stated Value of outstanding Convertible Notes held by such Subscriber, accruing daily until the Registration Statement or a registration statement filed pursuant to Section 3 of this Agreement is declared effective (the "Late Registration Payment") and is useable for resale of the Registrable Securities. Any Late Filing Payment or Late Registration Payment shall be payable in cash or Common Stock, at the Subscriber's option, as follows: If Subscriber elects to be paid in cash, such Late Filing Payment or Late Registration Payment shall be paid to such Subscriber within five (5) business days following the end of the month in which such Late Filing Payments or Late Registration Payment was accrued. If Subscriber elects to be paid in Common Stock, such number of shares shall be determined as follows:

         Upon conversion of any Convertible Note(s) or portion thereof, the Company shall issue to the Subscriber the number of shares of Common Stock determined as set forth in Section 5(a) of the Convertible Notes, plus an additional number of shares of Common Stock attributable to such Convertible Note(s) (the "Additional Shares") determined as set forth below:


         Additional Shares = Late Registration Payment + Late Filing Payment
                             -----------------------------------------------
                                              Conversion Price



"Conversion Price" has the definition ascribed to it in the Convertible Notes.

Such Additional Shares shall also be deemed "Registrable Securities" as defined herein. The Company covenants to use its best efforts to use Form S-3 (or, if Form S-3 is not available, another suitable form, at the Company's discretion, but subject to the reasonable approval of the Subscribers) for the registration required by this Section during all applicable times contemplated by this Agreement.

         (b) The Registration Statement shall be prepared as a "shelf" registration statement under Rule 415, and shall be maintained effective until all Registrable Securities cease to exist.

         (c) The Company represents that it is presently eligible to effect the registration contemplated hereby on Form S-3 and will use its best efforts to continue to take such actions as are necessary to maintain such eligibility.

         (d) The Company and the Holders each acknowledge that an indeterminate number of Registrable Securities shall be registered pursuant to Rule 416 under the Act so as to include in such Registration Statement any and all Registrable Securities which may become issuable (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions and (ii) by reason of reductions in the Conversion Price of the Convertible Notes in accordance with the terms thereof, including, but not limited to, the terms which cause the Variable Conversion Price to decrease to the extent that the bid price of the Common Stock decreases (collectively, the "Rule 416 Securities"). In this regard, the Company agrees to take all steps necessary to ensure that the maximum number of Registrable Securities which may be registered pursuant to Rule 416 under the Act are covered by the Registration Statement and, absent guidance from the SEC or other definitive authority to the contrary, the Company shall


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


affirmatively support and not take any action adverse to the position that the Registration Statements filed hereunder cover all of the Rule 416 Securities. If the Company determines that the Registration Statements filed hereunder do not cover all of the Rule 416 Securities, the Company shall immediately provide to each Investor written notice (a "Rule 416 Notice") setting forth the basis for the Company's position and the authority therefor.

         (e) The initial number of Registrable Conversion Shares included in any Registration Statement and each increase in the number of Registrable Conversion Shares included therein shall be allocated pro rata among the Holders of Registrable Conversion Shares based on the number of Registrable Conversion Shares held by each Holder at the time the Registration Statement covering such initial number of Registrable Conversion Shares or increase thereof is declared effective by the SEC. In the event that a Holder of Registrable Conversion Shares sells or otherwise transfers any of such person's Registrable Conversion Shares (other than pursuant to the Registration Statement), each transferee shall be allocated a pro rata portion of the then remaining number or Registrable Conversion Shares included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any person which ceases to hold any Registrable Securities shall be allocated to the remaining of Holders of Convertible Notes, pro rata based on the number of Registrable Conversion Shares then held by such Holder.

         3. Piggyback Registration. If the Registration Statement described in
Section 2 is not effective, and if (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its Common Stock under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely for the sale of securities to participants in a Company stock plan or a registration on Form S-4 promulgated under the Act or any successor or similar form registering stock issuable upon a reclassification, upon a business combination involving an exchange of securities or upon an exchange offer for securities of the issuer or another entity), the Company shall, at such time, promptly give each Holder written notice of such registration (a "Piggyback Registration Statement"). Upon the written request of each Holder given by fax within ten (10) days after mailing of such notice by the Company, the Company shall cause to be included in such registration statement under the Act all of the Registrable Securities that each such Holder has requested to be registered ("Piggyback Registration") to the extent such inclusion does not violate the registration rights of any other security holder of the company granted prior to the date hereof; nothing herein shall prevent the Company from withdrawing or abandoning the registration statement prior to its effectiveness. The election of initiating Holders to participate in a Piggyback Registration Statement shall not impact the amount payable to investors pursuant to Section 2(a) herein except that the Late Registration Payment shall cease to accrue as of the date of effectiveness of the Piggyback Registration Statement.

         4. Limitation on Obligations to Register.

         (a) In the case of a Piggyback Registration on an underwritten public offering by the Company, if the managing underwriter determines and advises in writing that the inclusion in the registration statement of all Registrable Securities proposed to be included would interfere with the successful marketing of the securities proposed to be registered by the



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Company, then the number of such Registrable Securities to be included in the registration statement, if any, to the extent such Registrable Securities may be included in such Piggyback Registration Statement shall be allocated among all Holders who had requested Piggyback Registration pursuant to the terms hereof, in the proportion that the number of Registrable Securities which each such Holder, including Swartz, seeks to register bears to the total number of Registrable Securities sought to be included by all Holders, including Swartz. If required by the managing underwriter of such an underwritten public offering, the Holders shall enter into a reasonable agreement limiting the number of Registrable Securities to be included in such Piggyback Registration Statement.

         (b) In the event the Company believes that shares sought to be registered under Section 2 or Section 3 by Holders do not constitute "Registrable Securities" by virtue of Section 1(b) of this Agreement, and the status of those shares as Registrable Securities is disputed, the Company shall provide, at its expense, an Opinion of Counsel, reasonably acceptable to the Holders of the Securities at issue (and satisfactory to the Company's transfer agent to permit the sale and transfer) that those securities may be sold immediately, without volume limitation or other material restrictions, without registration under the Act, by virtue of Rule 144(k) or similar provisions.

         5. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

         (a) Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Registrable Securities and cause such registration statement to become effective and to remain effective in accordance with the terms hereof until there are no Registrable Securities.

         (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

         (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

         (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders of the Registrable Securities covered by such registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

         (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing


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underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

         (f) As promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and subject to Section 6 promptly prepare and file a supplement or amendment to the registration statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Holder as such Holder may reasonably request.

         (g) Provide Holders with written notice of the date that a registration statement and any amendment thereto registering the resale of the Registrable Securities is declared effective by the SEC on such date, and the date or dates when the Registration Statement is no longer effective.

         (h) Provide Holders and their representatives the opportunity to conduct a reasonable due diligence inquiry of Company's pertinent financial and other records and make available its officers, directors and employees for questions regarding such information as it relates to information contained in the registration statement.

         (i) Provide Holders and their representatives the opportunity to review the registration statement and all amendments thereto a reasonable period of time prior to their filing with the SEC if so requested by Holder in writing, and the Company shall not file a Registration Statement to which the Holder reasonably objects.

         (j) Provide each Holder with prompt notice of the issuance by the SEC or any state securities commission or agency of any stop order suspending the effectiveness of the registration statement or the initiation of any proceeding for such purpose. The Company shall use its best efforts to prevent the issuance of any stop order, and, if any is issued to obtain the removal thereof at the earliest possible date.

         (k) Use its best efforts to list the Registrable Securities covered by the registration statement with all securities exchanges or markets on which the Common Stock is then listed and prepare and file any required filing with the New York Stock Exchange, the NASD or any such exchange or market.

         (l) At the request of any Holder, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

         6. Black Out. In the event that, during the time that the Registration Statement is effective, the Company reasonably determines, based upon advice of counsel, that due to the existence of material non-public



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information, disclosure of such material non-public information would be required to make the statements contained in the Registration Statement not misleading, and the Company has a bona fide business purpose for preserving as confidential such material non-public information, the Company shall have the right to suspend the use of the Registration Statement, and no Holder shall be permitted to sell any Registrable Securities pursuant thereto, until such time as such suspension is no longer required hereunder; provided, however, that such time shall not exceed a period of thirty (30) days. If the Company exceeds such thirty (30) day limit, the Late Registration Payments shall accrue and the Holder shall have such other remedies that may be available at law or in equity. As soon as such suspension is no longer required hereunder, the Company shall, if required, promptly, but in no event later than the date the Company files any documents with the Securities and Exchange Commission ("SEC") referencing such material information, file with the SEC an amendment to the Registration Statement disclosing such information and use its best efforts to have such amendment declared effective as soon as possible.

         In the event that the use of the Registration Statement is suspended by the Company pursuant hereto, the Company shall promptly notify all Holders whose securities are covered by the Registration Statement of such suspension, and shall promptly notify each such Holder as soon as the use of the Registration Statement may be resumed. Notwithstanding anything to the contrary, the Company shall cause the Transfer Agent to deliver unlegended shares of Common Stock to a transferee of a Holder in accordance with the terms of the Convertible Notes in connection with any sale of Registrable Securities with respect to which such Holder has entered into a contract for sale prior to receipt of notice of such registration black out and for which such Holder has not yet settled. The Company shall be entitled to effect no more than two such suspensions (i) each not exceeding thirty (30) days and (ii) and in the aggregate not exceeding an aggregate of forty-five (45) days during any twelve month period.

         7. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with regard to each selling Holder that such selling Holder shall furnish to the Company such information regarding Holder, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of its Registrable Securities or to determine that registration is not required pursuant to Rule 144 or other applicable provision of the Act.

         8. Expenses. All expenses other than underwriting discounts and commissions and fees and expenses of counsel to the selling Holders incurred in connection with registrations, filings or qualifications pursuant hereto, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, shall be borne by the Company.

         9. Indemnification. In the event any Registrable Securities are included in a Registration Statement or a Piggyback Registration Statement under this Agreement:

         (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors and agents of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which


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they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements or omissions: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, and the Company will reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director, underwriter or controlling person.

         (b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter and any other Holder selling securities in such registration statement or any of its directors or officers or any person who controls such Holder, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter or controlling person, or other such Holder or director, officer or controlling person may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any statement or omission in each case to the extent (and only to the extent) that such statement or omission is made in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration statement; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company and any such director, officer, controlling person, underwriter or controlling person, other Holder, officer, director, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld provided further, however, that each Holder shall be liable under this Agreement (including this Section 9(b) and (d) of this Agreement) for only that amount as does not exceed the net proceeds actually received by such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

         (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the





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indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 9 only to the extent it is prejudiced thereby, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9.

         (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and each Holder agree to contribute to the aggregate claims, losses, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Holder may be subject in such proportion as is appropriate to reflect the relative fault of the Company and the Holders in connection with the statements or omissions which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by the Holders. The Company and the Holders agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls a Holder of Registrable Securities within the meaning of either the Securities Act or the Exchange Act and each director, officer, partner, employee and agent of a Holder shall have the same rights to contribution as such holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each director of the Company, and each officer of the Company who has signed the registration statement, shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d). Notwithstanding anything in this Agreement to the contrary, each holder shall be liable under this Section 9(d) for only that amount as does not exceed the net proceeds actually received by such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

         (e) The obligations of the Company and Holders under this Section 9 shall survive the prepayment, repayment and conversion, if any, of the Convertible Notes, the completion of any offering of Registrable Securities in a Registration Statement under this Agreement, and otherwise.

         (f) If the Registration Statement or any Piggyback Registration involves an underwritten offering, the Company shall enter into such customary agreements for secondary



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offerings (including a customary underwriting agreement with the underwriter or underwriters) and take all such other reasonable actions reasonably requested by the Holders in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection:

                  (i) make such representations and warranties to the Holders and the underwriter or underwriters in form, substance and scope as are customarily made by issuers to underwriters in secondary offerings;

                  (ii) cause to be delivered to the sellers of Registrable Securities and the underwriter or underwriters opinions of independent counsel to Company on and dated as of the date of delivery of any Registrable Securities sold pursuant to the Registration Statement, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Holders and the underwriter(s) and their counsel and covering, without limitation, such matters as the due authorization and issuance of the securities being registered and compliance with securities laws by Company in connection with the authorization, issuance and registration thereof and other matters that are customarily given to underwriters in underwritten offerings, addressed to the Holders and each underwriter;

                  (iii) if required by the underwriters, cause to be delivered, immediately prior to the effectiveness of the Registration Statement and at the time of delivery of any Registrable Securities sold pursuant thereto, a "comfort" letter from Company's independent certified public accountants addressed to the Holders and each underwriter stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with secondary offerings;

                  (iv) the underwriting agreement shall include customary indemnification and contribution provisions to and from the underwriters and procedures for secondary underwritten offerings; and

                  (v) deliver such documents and certificates as may be reasonably requested by the Holders of the Registrable Securities being sold or the managing underwriter or underwriters to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement.

         10. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144;

         (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

         11. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable Securities provided that the amendment treats all Holders equally. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company.

         12. Notices. All notices required or permitted under this Agreement shall be made in writing signed by the party making the same, shall specify the section under this Agreement pursuant to which it is given, and shall be addressed if to (i) the Company at: EA Industries, Inc., 185 Monmouth Parkway, West Long Branch, NJ 07764-9989 Attn: James Crofton Telephone: 732-229-1100
Facsimile: 732-229-6162 and (ii) the Holders at the addresses and/or facsimile telephone number of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing. Any notice, except as otherwise provided in this Agreement, shall be made by fax and shall be deemed given when delivered personally, or by facsimile.

         13. Termination. This Agreement shall terminate on the date all Registrable Securities cease to exist; but without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination (ii) other indemnification and contribution obligations under this Agreement.

         14. Assignment. No assignment, transfer or delegation, whether by operation of law or otherwise, of any rights or obligations under this Agreement by the Company or any Holder, respectively, shall be made without the prior written consent of the majority in interest of the Holders or the Company, respectively; provided that the rights of a Holder may be transferred to a subsequent holder of the Holder's Registrable Securities (provided such transferee shall provide to the Company, together with or prior to such transferee's request to have such Registrable Securities included in a Piggyback Registration, a writing executed by such transferee agreeing to be bound as a Holder by the terms of this Agreement), and the Company hereby agrees to file a new registration statement or an amended registration statement including such transferee or a selling security holder thereunder.

         15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the Securities Exchange Act of 1934, which matters shall be construed and interpreted in accordance with such laws.

         16. Execution in Counterparts Permitted. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

         17. Specific Performance. The Holder shall be entitled to the remedy of specific performance in the event of the Company's breach of this Agreement, the parties agreeing that a remedy at law would be inadequate.

         18. Entire Agreement. This Agreement, including the Exhibits attached hereto, the Subscription Agreements, the Convertible Notes, the Warrants, the Irrevocable Instructions to Transfer Agent, and the other documents delivered pursuant hereto and thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.





                           [INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of this ___th day of July, 1998.

EA INDUSTRIES, INC.                             SWARTZ INVESTMENTS, LLC


By: /s/ Howard P. Kamins                        By: /s/ Eric S. Swartz
    ------------------------                        --------------------
    Howard P. Kamins, Vice President                Eric S. Swartz, President

Address: 185 Monmouth Parkway                   Address: 1080 Holcomb Bridge Road
         West Long Branch, NJ  07764-9989                Bldg. 200, Suite 285
         Telephone: (732) 229-1100                       Roswell, GA  30076
         Facsimile: (732) 229-6162                       Telephone: (770) 640-8130
                                                         Facsimile: (770) 640-7150


INVESTOR:

---------------------------------


By:________________________________
         (Signature)

Address:


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